UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                                 FORM 8-K/A

                             AMENDMENT No. 1 to

                               CURRENT REPORT

    Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act Of 1934

       Date of Report (Date of earliest event reported): March 15, 2004
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                        CASCADE FINANCIAL CORPORATION
                        ------------------------------
           (Exact name of registrant as specified in its charter)


          Washington                  000-25286               91-1661954
          --------------------------------------------------------------
(State of other jurisdiction   (Commission File Number)     (IRS Employer
       of incorporation)                                  Identification No.)

                         2828 Colby Avenue, Everett, WA 98201
                         ------------------------------------
            (Address of principal executive offices, including Zip Code)

                                 (425) 339-5500
                                 --------------
              (Registrant's telephone number, including area code)

This Form 8-K/A is filed to supplement and update the information provided in the Form 8-K filed on November 14, 2003 of Cascade Financial Corporation ("Registrant") and to reflect the fact that, as anticipated, KPMG LLP ("KPMG") completed its audit of the Registrant's financial statements for the fiscal year ended December 31, 2003 in conjunction with the filing on March 15, 2004 of the Registrant's Annual Report on Form 10-K.

ITEM 4. - Changes in Registrant's Certifying Accountant
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(a)   As previously reported on the Registrant's 8-K filed on November 14,
      2003, the Audit Committee of the Board of Directors of the Registrant engaged the accounting firm of Moss Adams LLP as independent accountants for the Registrant for the fiscal year 2004, and the Board notified KPMG that KPMG would be dismissed upon the completion of its independent audit of the 2003 consolidated financial statements of the Registrant and would not be retained to serve as the Registrant's independent public accountants for the fiscal year 2004.

(b) KPMG continued to serve as the Registrant's independent accountants for the fiscal year ended December 31, 2003. On March 15, 2004, the Registrant filed its annual report for the fiscal year ended December 31, 2003. In connection therewith, KPMG completed its audit of the Registrant's financial statements.

(c) KPMG's reports on the Registrant's consolidated financial statements for the two most recent fiscal years did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

(d) During the two most recent fiscal years and interim periods and through March 15, 2004, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG's satisfaction, would have caused it to make reference to the subject matter in connection with its reports on the Registrant's consolidated financial statements for such years.

(e) During the Registrant's two most recent fiscal years and through March 15, 2004, the Registrant did not consult Moss Adams LLP regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K with respect to the applicable periods.

(f) The Registrant has provided KPMG with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of KPMG's letter, dated March 16, 2004.

ITEM 7. - Financial Statements and Exhibits
-------------------------------------------

(c) Exhibits:

      (16) Letter from KPMG LLP dated March 16, 2004


                                 SIGNATURE
                                 ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      Dated:   March 16, 2004

                                             CASCADE FINANCIAL CORPORATION

                                             By: /s/ Carol K. Nelson
                                                 -------------------
                                                 Carol K. Nelson